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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Terex Corporation (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald
M. DeFeo, Chairman, President and Chief Executive Officer of the Company, and Phillip C. Widman, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Ronald M. DeFeo
                                              -------------------------
                                              Ronald M. DeFeo
                                              Chairman, President and
                                              Chief Executive Officer

                                              February 17, 2006


                                              /s/ Phillip C. Widman
                                              -------------------------
                                              Phillip C. Widman
                                              Senior Vice President and
                                              Chief Financial Officer

                                              February 17, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Terex Corporation and will be retained by Terex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.